UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

EagleRock Land, LLC

(Exact name of registrant as specified in its charter)

Texas	001-43288	41-3142321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9655 Katy Freeway, Suite 375

Houston, Texas 77024

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 280-7002

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited liability company interests	EROK	New York Stock Exchange and NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 10, 2026, EagleRock Land, LLC (the “Company”) issued a press release providing information regarding its financial results for the quarter ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1 incorporated by reference herein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On August 10, 2026, the Company posted an investor presentation on its website. The presentation, titled “Second Quarter 2026 Earnings Presentation,” may be found at https://ir.erok.com in the “Events and Presentations” section on the Company’s “Investor Relations” webpage. Investors should note that the Company announces financial information in filings with the U.S. Securities and Exchange Commission, press releases and public conference calls as well as on its website. The Company may use the “Investor Relations” webpage and other sections of its website to communicate with investors, and it is possible that the financial and other information posted there could be deemed to be material information.

On August 10, 2026, the Company issued a press release announcing its acquisition of the Intrepid Ranch from Hydrosource Logistics, LLC. A copy of the press release is furnished as Exhibit 99.2 and incorporated by reference herein.

The information contained or referred to in this Item 7.01, including Exhibit 99.2 incorporated by reference herein, shall not be deemed to be “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of EagleRock Land, LLC, dated August 10, 2026 (financial results).

99.2	Press Release of EagleRock Land, LLC, dated August 10, 2026 (acquisition of the Intrepid Ranch).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLEROCK LAND, LLC

By:	/s/ Greg Pipkin Jr.
Name:	Greg Pipkin Jr.
Title:	Chief Executive Officer

Date: August 10, 2026

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